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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 1, 2000

                             TEXAS UTILITIES COMPANY
                                DOING BUSINESS AS
                                    TXU Corp.

             (Exact name of registrant as specified in its charter)


        TEXAS                        1-12833                      75-2669310

(State or other jurisdiction       (Commission                 (I.R.S. Employer

      of incorporation             File Number)              Identification No.)

                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


        TEXAS                        1-11668                      75-1837355

(State or other jurisdiction       (Commission                 (I.R.S. Employer

     of incorporation)             File Number)              Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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ITEM 5.   OTHER EVENTS.
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Reference is made to Note 3 of Notes to Condensed Consolidated Financial
Statements contained in the Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 1999 of Texas Utilities Company, doing business as TXU Corp. and TXU Electric Company (TXU Electric).

In October 1999, TXU Electric filed with the Public Utility Commission of Texas
(PUCT) an application for a financing order (Docket No. 21527) to securitize $1.65 billion of its generation-related regulatory assets and other qualified costs in accordance with legislation passed by the Texas Legislature in 1999 permitting securitization of regulatory assets and stranded costs. On March 1, 2000, the PUCT rejected TXU Electric's request for securitization of such $1.65 billion of regulatory assets and authorized securitization of only $357 million of such regulatory assets. TXU Electric believes such ruling is inconsistent with such legislation and announced that it will pursue an appeal thereof to the Travis County, Texas District Court following the receipt of a final order evidencing such ruling from the PUCT. TXU Electric expects that any difference between the $1.65 billion and the amount finally authorized will continue to be deferred until securitization of generation related assets is addressed in 2002.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TEXAS UTILITIES COMPANY
                                        (DOING BUSINESS AS TXU Corp.)


                                        By: /s/ Jerry W. Pinkerton
                                           -------------------------------------
                                        Name:  Jerry W. Pinkerton
                                        Title: Controller and Principal
                                               Accounting Officer

Dated:  March 13, 2000


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TXU ELECTRIC COMPANY


                                        By: /s/ Jerry W. Pinkerton
                                           -------------------------------------
                                        Name:  Jerry W. Pinkerton
                                        Title: Controller and Principal
                                               Accounting Officer

Dated:  March 13, 2000


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